EXHIBIT 99


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of PATRIOT NATIONAL BANCORP, INC. (the "Company") on Form 10-QSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Angelo De Caro and Robert F. O'Connell, the Chief Executive Officer and the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                        /s/ Angelo De Caro
                                                     ---------------------------
                                                     Angelo De Caro
                                                     Chief Executive Officer



                                                       /s/ Robert F. O'Connell
                                                     ---------------------------
                                                     Robert F. O'Connell
                                                     Chief Financial Officer

May 14, 2003